Exhibit 99.1

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)

As Reported Basis

	2019
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$211,142	$226,318			$437,460
National	50,029	55,678			105,707
Political	2,628	5,408			8,036
Retransmission consent	203,940	201,335			405,275
Other	13,174	10,666			23,840
Total Broadcast revenue	480,913	499,405			980,318
Production companies revenue	36,781	8,980			45,761
Total revenue	$517,694	$508,385			$1,026,079

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$216,517	$208,311			$424,828
Retransmission expenses	104,201	104,131			208,332
Transaction Related Expenses	35,362	1,221			36,583
Non-cash stock-based compensation	33	654			687
Total broadcast expenses	$356,113	$314,317			$670,430

Production companies expense	$35,336	$9,016			$44,352

Corporate and administrative:
Corporate expenses	$13,507	$17,370			$30,877
Transaction Related Expenses	32,022	1,175			33,197
Non-cash stock-based compensation	2,521	2,285			4,806
Total corporate and administrative expense	$48,050	$20,830			$68,880

Total Transaction Related Expenses	$67,384	$2,396			$69,780
Total non-cash stock-based compensation	$2,554	$2,939			$5,493

See last page of exhibit for note

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
As Reported Basis

	2018
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$105,469	$112,921	$106,929	$117,409	$218,390	$325,319	$442,728
National	24,512	29,873	29,199	30,608	54,385	83,584	114,192
Political	5,775	18,070	48,018	83,211	23,845	71,863	155,074
Retransmission consent	85,551	85,307	91,603	92,962	170,858	262,461	355,423
Other	4,951	4,173	3,561	4,030	9,124	12,685	16,715
Total Broadcast revenue	226,258	250,344	279,310	328,220	476,602	755,912	1,084,132
Production companies revenue	-	-	-	-	-	-	-
Total revenue	$226,258	$250,344	$279,310	$328,220	$476,602	$755,912	$1,084,132

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$106,733	$100,185	$103,034	$116,660	$206,918	$309,952	$426,612
Retransmission expenses	41,713	39,171	41,415	42,735	80,884	122,299	165,034
Transaction Related Expenses	-	2,583	300	-	2,583	2,883	2,883
Non-cash stock-based compensation	1,208	(20)	343	343	1,188	1,531	1,874
Total broadcast expenses	$149,654	$141,919	$145,092	$159,738	$291,573	$436,665	$596,403

Production companies expense	$-	$-	$-	$-	$-	$-	$-

Corporate and administrative:
Corporate expenses	$7,122	$5,938	$7,368	$7,236	$13,060	$20,428	$27,664
Transaction Related Expenses	188	3,661	2,371	2,238	3,849	6,220	8,458
Non-cash stock-based compensation	949	1,234	1,302	1,302	2,183	3,485	4,787
Total corporate and administrative expense	$8,259	$10,833	$11,041	$10,776	$19,092	$30,133	$40,909

Total Transaction Related Expenses	$188	$6,244	$2,671	$2,238	$6,432	$9,103	$11,341
Total non-cash stock-based compensation	$2,157	$1,214	$1,645	$1,645	$3,371	$5,016	$6,661

See last page of exhibit for note

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
As Reported Basis

	2017
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$102,597	$117,917	$110,033	$120,714	$220,514	$330,547	$451,261
National	24,814	30,981	31,027	31,995	55,795	86,822	118,817
Political	1,321	3,708	4,005	7,464	5,029	9,034	16,498
Retransmission consent	67,573	69,371	70,150	69,509	136,944	207,094	276,603
Other	7,156	4,704	3,762	3,927	11,860	15,622	19,549
Total Broadcast revenue	203,461	226,681	218,977	233,609	430,142	649,119	882,728
Production companies revenue	-	-	-	-	-	-	-
Total revenue	$203,461	$226,681	$218,977	$233,609	$430,142	$649,119	$882,728

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$99,583	$99,664	$104,017	$111,489	$199,247	$303,264	$414,753
Retransmission expenses	32,265	33,758	34,733	35,590	66,023	100,756	136,346
Transaction Related Expenses	1,344	(95)	436	880	1,249	1,685	2,565
Non-cash stock-based compensation	364	356	356	2,823	720	1,076	3,899
Total broadcast expenses (1)	$133,556	$133,683	$139,542	$150,782	$267,239	$406,781	$557,563

Production companies expense	$-	$-	$-	$-	$-	$-	$-

Corporate and administrative:
Corporate expenses	$6,180	$6,813	$7,218	$5,838	$12,993	$20,211	$26,049
Transaction Related Expenses	556	541	(64)	103	1,097	1,033	1,136
Non-cash stock-based compensation	974	1,078	1,176	1,176	2,052	3,228	4,404
Total corporate and administrative expense (1)	$7,710	$8,432	$8,330	$7,117	$16,142	$24,472	$31,589

Total Transaction Related Expenses	$1,900	$446	$372	$983	$2,346	$2,718	$3,701
Total non-cash stock-based compensation	$1,338	$1,434	$1,532	$3,999	$2,772	$4,304	$8,303

See last page of exhibit for note

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
As Reported Basis

	2016
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$89,354	$104,727	$102,172	$107,083	$194,081	$296,253	$403,336
National	22,079	26,070	25,426	24,776	48,149	73,575	98,351
Political	9,655	9,649	22,272	48,519	19,304	41,576	90,095
Retransmission consent	47,269	50,549	51,096	51,965	97,818	148,914	200,879
Other	5,366	5,638	3,524	5,276	11,004	14,528	19,804
Total Broadcast revenue	173,723	196,633	204,490	237,619	370,356	574,846	812,465
Production companies revenue	-	-	-	-	-	-	-
Total revenue	$173,723	$196,633	$204,490	$237,619	$370,356	$574,846	$812,465

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$85,828	$92,657	$95,323	$101,836	$178,485	$273,808	$375,644
Retransmission expenses	22,338	23,950	25,058	26,338	46,288	71,346	97,684
Transaction Related Expenses	55	390	-	-	445	445	445
Non-cash stock-based compensation	315	302	302	302	617	919	1,221
Total broadcast expenses (1)	$108,536	$117,299	$120,683	$128,476	$225,835	$346,518	$474,994

Production companies expense	$-	$-	$-	$-	$-	$-	$-

Corporate and administrative:
Corporate expenses	$7,965	$7,041	$5,760	$7,234	$15,006	$20,766	$28,000
Transaction Related Expenses	6,735	510	488	709	7,245	7,733	8,442
Non-cash stock-based compensation	970	969	969	969	1,939	2,908	3,877
Total corporate and administrative expense (1)	$15,670	$8,520	$7,217	$8,912	$24,190	$31,407	$40,319

Total Transaction Related Expenses	$6,790	$900	$488	$709	$7,690	$8,178	$8,887
Total non-cash stock-based compensation	$1,285	$1,271	$1,271	$1,271	$2,556	$3,827	$5,098

See last page of exhibit for note

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
Combined Historical Basis(2)

	2019
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$212,311	$226,318			$438,629
National	50,438	55,678			106,116
Political	2,628	5,408			8,036
Retransmission consent	205,062	201,335			406,397
Other	13,168	10,666			23,834
Total Broadcast revenue	483,607	499,405			983,012
Production companies revenue	36,781	8,980			45,761
Total revenue	$520,388	$508,385			$1,028,773

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$218,657	$208,290			$426,947
Retransmission expenses	104,812	104,130			208,942
Transaction Related Expenses	35,362	1,221			36,583
Non-cash stock-based compensation	33	654			687
Total broadcast expenses	$358,864	$314,295			$673,159

Production companies expense	$35,336	$9,016			$44,352

Corporate and administrative:
Corporate expenses	$13,507	$17,370			$30,877
Transaction Related Expenses	32,022	1,175			33,197
Non-cash stock-based compensation	2,521	2,285			4,806
Total corporate and administrative expense	$48,050	$20,830			$68,880

Total Transaction Related Expenses	$67,384	$2,396			$69,780
Total non-cash stock-based compensation	$2,554	$2,939			$5,493

See last page of exhibit for notes

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
Combined Historical Basis(2)

	2018
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$215,380	$229,829	$220,254	$242,675	$445,209	$665,463	$908,138
National	53,985	61,407	60,498	65,397	115,392	175,890	241,287
Political	8,893	31,065	67,606	126,900	39,958	107,564	234,464
Retransmission consent	163,362	163,568	170,410	176,908	326,930	497,340	674,248
Other	10,844	11,697	10,416	9,631	22,541	32,957	42,588
Total Broadcast revenue	452,464	497,566	529,184	621,511	950,030	1,479,214	2,100,725
Production companies revenue	35,362	9,278	18,978	22,496	44,640	63,618	86,114
Total revenue	$487,826	$506,844	$548,162	$644,007	$994,670	$1,542,832	$2,186,839

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$216,175	$212,275	$214,749	$241,243	$428,450	$643,199	$884,442
Retransmission expenses	85,941	83,838	88,636	90,499	169,779	258,415	348,914
Transaction Related Expenses	-	2,583	300	-	2,583	2,883	2,883
Non-cash stock-based compensation	1,208	(20)	343	343	1,188	1,531	1,874
Total broadcast expenses	$303,324	$298,676	$304,028	$332,085	$602,000	$906,028	$1,238,113

Production companies expense	$33,390	$8,831	$15,145	$16,281	$42,221	$57,366	$73,647

Corporate and administrative:
Corporate expenses	$13,526	$11,574	$13,492	$25,097	$25,100	$38,592	$63,689
Transaction Related Expenses	188	3,661	2,371	2,238	3,849	6,220	8,458
Non-cash stock-based compensation	3,023	2,632	3,378	3,716	5,655	9,033	12,749
Total corporate and administrative expense	$16,737	$17,867	$19,241	$31,051	$34,604	$53,845	$84,896

Total Transaction Related Expenses	$188	$6,244	$2,671	$2,238	$6,432	$9,103	$11,341
Total non-cash stock-based compensation	$4,231	$2,612	$3,721	$4,059	$6,843	$10,564	$14,623

See last page of exhibit for notes

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
Combined Historical Basis(2)

	2017
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$221,926	$242,510	$226,477	$246,024	$464,436	$690,913	$936,937
National	58,413	65,179	65,377	66,930	123,592	188,969	255,899
Political	2,017	6,450	8,456	14,366	8,467	16,923	31,289
Retransmission consent	131,188	132,180	136,046	138,442	263,368	399,414	537,856
Other	13,453	11,026	10,209	9,628	24,479	34,688	44,316
Total Broadcast revenue	426,997	457,345	446,565	475,390	884,342	1,330,907	1,806,297
Production companies revenue	35,121	7,975	16,942	24,712	43,096	60,038	84,750
Total revenue	$462,118	$465,320	$463,507	$500,102	$927,438	$1,390,945	$1,891,047

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$219,850	$215,765	$215,723	$234,269	$435,615	$651,338	$885,607
Retransmission expenses	69,159	69,255	70,513	71,468	138,414	208,927	280,395
Transaction Related Expenses	1,344	(95)	436	880	1,249	1,685	2,565
Non-cash stock-based compensation	364	356	356	2,823	720	1,076	3,899
Total broadcast expenses (1)	$290,717	$285,281	$287,028	$309,440	$575,998	$863,026	$1,172,466

Production companies expense	$32,568	$7,335	$12,883	$18,111	$39,903	$52,786	$70,897

Corporate and administrative:
Corporate expenses	$11,104	$11,663	$12,354	$17,900	$22,767	$35,121	$53,021
Transaction Related Expenses	556	541	(64)	103	1,097	1,033	1,136
Non-cash stock-based compensation	1,657	2,482	2,853	2,829	4,139	6,992	9,821
Total corporate and administrative expense (1)	$13,317	$14,686	$15,143	$20,832	$28,003	$43,146	$63,978

Total Transaction Related Expenses	$1,900	$446	$372	$983	$2,346	$2,718	$3,701
Total non-cash stock-based compensation	$2,021	$2,838	$3,209	$5,652	$4,859	$8,068	$13,720

See last page of exhibit for notes

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
Combined Historical Basis(2)

	2016
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$221,777	$241,353	$234,059	$242,729	$463,130	$697,189	$939,918
National	61,058	66,378	64,926	63,767	127,436	192,362	256,129
Political	25,703	16,853	46,123	96,976	42,556	88,679	185,655
Retransmission consent	107,032	107,652	111,387	114,958	214,684	326,071	441,029
Other	12,317	9,341	9,792	10,652	21,658	31,450	42,102
Total Broadcast revenue	427,887	441,577	466,287	529,082	869,464	1,335,751	1,864,833
Production companies revenue	34,380	8,503	16,338	23,398	42,883	59,221	82,619
Total revenue	$462,267	$450,080	$482,625	$552,480	$912,347	$1,394,972	$1,947,452

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$222,532	$219,609	$222,658	$235,169	$442,141	$664,799	$899,968
Retransmission expenses	49,562	49,551	51,168	54,092	99,113	150,281	204,373
Transaction Related Expenses	55	390	-	-	445	445	445
Non-cash stock-based compensation	315	302	302	302	617	919	1,221
Total broadcast expenses (1)	$272,464	$269,852	$274,128	$289,563	$542,316	$816,444	$1,106,007

Production companies expense	$32,021	$7,921	$12,673	$17,826	$39,942	$52,615	$70,441

Corporate and administrative:
Corporate expenses	$13,417	$12,076	$10,590	$17,656	$25,493	$36,083	$53,739
Transaction Related Expenses	6,735	510	488	709	7,245	7,733	8,442
Non-cash stock-based compensation	1,426	1,403	1,560	1,726	2,829	4,389	6,115
Total corporate and administrative expense (1)	$21,578	$13,989	$12,638	$20,091	$35,567	$48,205	$68,296

Total Transaction Related Expenses	$6,790	$900	$488	$709	$7,690	$8,178	$8,887
Total non-cash stock-based compensation	$1,741	$1,705	$1,862	$2,028	$3,446	$5,308	$7,336

See last page of exhibit for notes

(1) Amounts in 2017 and 2016 have been reclassified for the implementation of Accounting Standards Update 2017-07, Compensation – Retirement Benefits (Topic 715) – Improving the Presentation of Net Periodic Pension Cost and Net Postretirement Benefit Cost.

(2) Due to the significant effect that our acquisitions and divestitures have had on our results of operations, and in order to provide more meaningful period over period comparisons, we present herein certain financial information on a “Combined Historical Basis.” Combined Historical Basis (or "CHB") reflects financial results that have been compiled by adding Gray’s historical revenue and broadcast expenses to the historical revenue and broadcast expenses of stations (or other businesses as applicable) acquired by Gray and acquired businesses and removing the historical revenues and historical broadcast expenses of divested by Gray and acquired businesses (or other businesses as applicable) as if they had been acquired or divested, respectively, on January 1, 2016 (the beginning of the earliest period presented). Combined Historical Basis financial information reflects station (or other businesses as applicable) acquisition and divestitures occurring between January 1, 2016 and June 30, 2019. Combined Historical Basis financial information does not reflect all purchase accounting and other adjustments required to comply with accounting principles generally accepted in the United States of America ("GAAP"), and includes certain other amounts not included, in pro forma financial information under Regulation S-X under the Securities Act. Combined Historical Basis information also does not include expected synergies from any transaction during the periods presented.